SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 8, 2005
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-50066                    48-1175170
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
        of incorporation)                                    Identification No.)


610 Alamo Pintado Road, Solvang, California                           93463
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(Address of principal executive offices)                           (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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Table of Contents

Item 7.01.  Regulation FD Disclosure
Item 9.01   Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1


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Item 7.01   Regulation FD Disclosure.

         Harrington West Financial Group, Inc. (NASDAQ:HWFG), the holding company for Los Padres Bank and its division Harrington Bank, today announced that it will be presenting at the Sandler O'Neill & Partners, L.P. West Coast Financial Services Conference on Thursday, March 10, 2005 at 5:25 pm PST to be held at the Four Seasons Resort, Aviara - North San Diego, California. This 30 minute presentation including a question and answer period will focus on HWFG's performance, strategy, and outlook. It will be webcast via www.sandleroneill.com or please go to Harringtonwest.com and click on the URL listed for the presentation's webcast. This presentation will also be available via audio conference at 800-239-8730 and referencing Session 2 of the conference.

         A copy of the press release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

The following exhibits are included with this Report:

Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           HARRINGTON WEST FINANCIAL GROUP, INC.


                           By: /s/ Craig J. Cerny
                               -------------------------------------------------
                               Craig J. Cerny
                               Chairman of the Board and Chief Executive Officer


Date:    March 8, 2005.